                                                                     EXHIBIT 3.3

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 09/30/1997
                                                          971328981 - 2802802

                          CERTIFICATE OF INCORPORATION

                                       OF

                               TRIM SYSTEMS, INC.

                                   ARTICLE ONE

                The name of the corporation is Trim Systems, Inc.

                                   ARTICLE TWO

            The address of the corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805. The name of its registered agent at such address is Corporation Service Company.

                                  ARTICLE THREE

            The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE FOUR

            The total number of shares of stock which the corporation has authority to issue is 1,000 shares of Common Stock, with a par value of $.01 per share.

                                  ARTICLE FIVE

            The name and mailing address of the sole incorporator are as follows:

                     NAME                                 MAILING ADDRESS

                     Joan D. Donovan                200 East Randolph Drive
                                                    Suite 5700
                                                    Chicago, Illinois 60601

                                   ARTICLE SIX

            The corporation is to have perpetual existence.

                                 ARTICLE SEVEN

            In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to make, alter or repeal the by-laws of the corporation.

                                  ARTICLE EIGHT

            Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the corporation may provide. The books of the corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Election of directors need not be by written ballot unless the by-laws of the corporation so provide.

                                  ARTICLE NINE

            To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this ARTICLE NINE shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                                   ARTICLE TEN

            The corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

                                 ARTICLE ELEVEN

            The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

            I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts stated herein are true, and accordingly have hereunto set my hand on the 30th day of September, 1997.

                                          /s/ Joan D. Donovan
                                          --------------------------------------
                                          Joan D. Donovan, Sole Incorporator

                            CERTIFICATE OF AMENDMENT
                       TO THE CERTIFICATE OF INCORPORATION
                              OF TRIM SYSTEMS, INC.

                           Adopted in accordance with
                        the provisions of Section 241 of
                         the General Corporation Law of
                              the State of Delaware

            The undersigned, being the sole incorporator of Trim Systems, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

            1. That the Certificate of Incorporation of the Corporation be amended by deleting Article Four thereof its entirety and inserting in its place Article Four to read as set forth on Exhibit A attached hereto and made a part hereof.

            2. That the Corporation has not received payment for any of its stock.

            3. The foregoing Amendment has been duly adopted pursuant to the provisions of Section 241 of the General Corporation Law of the State of Delaware, by the sole incorporator of the Corporation. The directors of the Corporation were not named in the Certificate of Incorporation and to date have not been elected.

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/08/1997
   971339484 - 2802802

            IN WITNESS WHEREOF, the undersigned, being the sole incorporator hereinabove named, for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to the General Corporation Law of the State of Delaware, under penalties of perjury does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has hereunto signed this Certificate of Amendment to the Certificate of Incorporation this 8th day of October, 1997.

                                                /s/ Joan D. Donovan
                                                --------------------------------
                                                    Joan D. Donovan
                                                    Sole Incorporator

                                                                       EXHIBIT A

                                  Article Four

            The total number of shares of stock which the Corporation has authority to issue is 700,000, consisting of:

            (i) 300,000 shares of Class A-1 Common Stock, par value $0.01 per share (the "Class A-1 Common");

            (ii) 150,000 shares of Class A-2 Non-Voting Common Stock, par value $0.01 per share (the "Class A-2 Common");

            (iii) 200,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common"); and

            (iv) 50,000 shares of Class C Common Stock, par value $0.01 per share (the "Class C Common").

            The Class A-1 Common and Class A-2 Common are referred to collectively as the "Class A Common" and the Class A-1 Common, Class A-2 Common, Class B Common, Class C Common and any other common stock issued hereafter are referred to collectively an the "Common Stock." Capitalized terms used but not otherwise defined in this Article Four are defined in Section II.

I.    Terms Applicable to the Common Stock.

            Except as otherwise provided in this Section I or as otherwise required by applicable law, all shares of Class A Common, Class B Common and Class C Common shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

            Part 1. Voting Rights.

            Except as otherwise provided in this Section I or as otherwise required by applicable law, all holders of Class A-1 Common, Class B Common and Class C Common shall be entitled to one vote per share on all matters to be voted on by the Corporation's stockholders and the holders of Class A-2 Common shall not be entitled to vote on such matters. The holders of Class A Common, Class B Common and Class C Common shall vote together as a single class.

            Part 2. Distributions.

            2A. Class A Common. The holders of Class A Common shall be entitled to receive, as a class, a percentage of all distributions made to holders of Common Stock, whether in cash, property, or securities of the Corporation and whether by dividend, liquidating distributions or otherwise, such percentage to be determined by dividing (i) the number of shares of Class A Common outstanding on the record date for the applicable distribution, by (ii) the number of shares of Common Stock outstanding on the record date for the applicable distribution. The distributions to the holders of Class A Common shall be distributed ratably among holders of Class A Common on a per share basis.

            2B. Class B Common and Class C Common. At the same time as distributions made pursuant to paragraph 2A above, the holders of Class B Common and Class C Common shall be entitled to receive, as a group, a percentage of all distributions made to holders of Common Stock, whether in cash, property, or securities of the Corporation and whether by dividend, liquidating distributions or otherwise, such percentage to be determined by dividing (i) the number of outstanding shares of Class B Common and Class C Common on the record date for the applicable distribution, by (ii) the number of shares of Common Stock outstanding on the record date for the applicable distribution (the"B/C Distributions"). The B/C Distributions shall be distributed to the holders of Class B Common and Class C Common in the following priority:

            (i) The holders of Class B Common and Class C Common shall be entitled to receive all B/C Distributions, ratably based upon the aggregate Unreturned Original Cost and Unpaid Yield of the Class B Common and Class C Common held by each such holder, until such time as the holders of Class B Common and Class C common, as a group, receive distributions equal to the sum of
(A) the aggregate Unreturned Original Cost of the Class B Common and Class C Common and (B) the aggregate Unpaid Yield on the class B Common and Class C Common. The distributions made pursuant to this paragraph 2(B)(i) to holders of the Class B Common and Class C Common shall first be designated as a payment of Yield on and then as a return of Original Cost of the Class B Common and Class C Common.

            (ii) Following the distributions described in paragraph 2B(i) above, and at the same time as distributions in paragraph 2B(iii) below, the holders of Class B Common shall be entitled to receive, as a class, a percentage of all B/C Distributions, such percentage to be determined by dividing (A) the sum of (x) the aggregate Unreturned Original Cost of Onex Loss Investment Stock and (y) the aggregate Unpaid Yield an Onex Loss Investment Stock, by (B) the sum of (x) the aggregate Unreturned Original Cost of Loss Investment Stock and (y) the aggregate Unpaid Yield on Loss Investment Stock, until such time an the holders of Class B Common receive, as a class, distributions equal to the excess of (C) the sum of (x) the aggregate Unreturned Original Cost of Onex Loss Investment Stock and (y) the aggregate Unpaid Yield on the Onex Loss Investment Stock over
(D) the aggregate Disposition Value of Onex Loss Investment Stock. The distributions made pursuant to this paragraph 2(B)(ii) to holders of the Class B Common shall be distributed ratably, based upon the number of outstanding shares of Class B Common held by each such holder, and shall be designated first as payment of Yield on and then as a return of Original Cost of the Onex Loss Investment Stock.

            (iii) Following the distributions described in paragraph 2B(i) above, and at the same time as distributions in paragraph 2B(ii) above, the holders of Class C Common shall be entitled to receive, as a class, a percentage of all B/C Distributions, such percentage to be determined by dividing (A) the sum of (x) the aggregate Unreturned Original Cost of J2R Loss Investment Stock and (y) the aggregate Unpaid Yield on J2R Loss Investment Stock, by (B) the sum of (x) the aggregate Unreturned Original Cost of Loss Investment Stock and (y) the aggregate Unpaid Yield on Loss Investment Stock, until such time as the holders of Class C Common receive, as a class, distributions equal to the excess of (C) the sum of (x) the aggregate Unreturned Original Cost of J2R Loss Investment Stock and (y) the aggregate Unpaid Yield on J2R Loss Investment Stock over (D) the aggregate Disposition Value of J2R Loss Investment Stock. The distributions made pursuant to this paragraph 2(B)(iii) to holders of Class C Common shall be distributed ratably, based upon the number of outstanding shares of Class C Common held by each such holder, and shall be designated first as payment of Yield on and then as a return of Original Cost of the J2R Loss Investment Stock.

            (iv) Following the distributions described in paragraph 2B(ii) and 2B(iii) above, the holders of Class C Common shall be entitled to receive all B/C Distributions, ratably based upon the number of shares of Class C Common held by each such holder, until such time as the holders of Class C Common receive, as a class, distributions equal to 25% of all distributions made by all Portfolio Companies that were designated (according to the distributing Portfolio Company's Certificate of Incorporation) as payment of Yield on the Class B Common.

            (v) Following the distributions described in paragraph 2B(iv) above, and at the same time an distributions in paragraph 2B(vi) below, the holders of Class B common shall be entitled to receive, as a class, a percentage of all B/C Distributions, such percentage to be determined by dividing (A) the sum of (x) the aggregate Unreturned Original Cost of Onex PLI Stock and (y) the aggregate Unpaid Yield on Onex PLI Stock, by (B) the sum of (x) the aggregate Unreturned Original Cost of PLI Stock and (y) the aggregate Unpaid Yield on PLI Stock, until such time an the holders of Class B Common and Class C Common, as a group, receive distributions equal to the Shortfall. The distributions made pursuant to this paragraph 2(B)(v) to holders of the Class B Common shall be distributed ratably, based upon the number of outstanding shares of Class B Common held by each such holder, and shall be designated first as a payment of Yield on and then as a return of Original Cost of the Onex PLI Stock.

            (vi) Following the distributions described in paragraph 2B(iv) above, and at the same time as distributions in paragraph 2B(v) above, the holders of Class C Common shall be entitled to receive, as a class, a percentage of all B/C Distributions, such percentage to be determined by dividing (A) the sum of (x) the aggregate Unreturned Original Cost of J2R PLI Stock and (y) the aggregate Unpaid Yield on J2R PLI Stock, by (B) the sum of (x) the aggregate Unreturned Original Cost of PLI Stock and (y) the aggregate Unpaid Yield on PLI Stock, until such time as the holders of Class B Common and Class C Common, as a group, receive distributions equal to the Shortfall. The distributions made pursuant to this paragraph 2 (B) (vi) to holders of the

Class C Common shall be distributed ratably, based upon the number of outstanding shares of Class C Common held by each such holder, and shall be designated first as a payment of Yield on and then as a return of Original Cost of the J2R PLI Stock.

            (vii) Following the distributions described in paragraphs 2B(v) and 2B(vi) above, (A) the holders of Class B Common shall be entitled to receive 80% of the B/C Distributions ratably, based upon the number of outstanding shares of Class B Common held by each such holder and (B) the holders of Class C Common shall be entitled to receive 20% of the B/C Distributions ratably, based upon the number of outstanding shares of Class C Common held by each such holder.

            Part 3. Stock Splits and Stock Dividends.

            The Corporation shall not in any manner subdivide (by stock split, stock dividend or otherwise), or combine (by stock split, stock dividend or otherwise) the outstanding Common Stock of one class unless the outstanding Common Stock of the other classes shall be proportionately subdivided or combined. All such subdivisions and combinations shall be payable only in Class A Common to the holders of Class A Common, in Class B Common to the holders of Class B Common and in Class C Common to the holders of Class C Common. In no event shall a stock split or stock dividend be designated as a payment of Yield or a return of Original Cost.

            Part 4. Registration of Transfer.

            The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

            Part 5. Replacement.

            Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the ease of any such lose, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

            Part 6. Notices.

            All notices referred to herein shall be in writing, shall be delivered personally, sent by telecopy or mailed by first class mail, postage prepaid, and shall be deemed to have been given when so delivered, sent or mailed to the Corporation at its principal executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

            Part 7. Amendment and Waiver.

            No amendment or waiver of any provision of this Section I shall be effective without the prior written consent of the holders of a majority of the then outstanding shares of each class of Common Stock voting as a separate class; provided that any provisions of part 2B of this Section I and any definitions in Section II applicable thereto may be amended or waived with the prior consent of both the holders of a majority of the then outstanding shares of Class B Common and the holders of a majority of the then outstanding shares of Class C Common each voting as a separate class.

II.   Definitions.

            "Affiliate" means, with respect to any Person, any individual, corporation, partnership or other entity which, directly or indirectly, controls, or is controlled by or is under common control with such Person or any of its Subsidiaries.

            "Co-Investment Agreement" means that certain Co-Investment Agreement, dated as of March 30, 1990, between Onex TMB Investments Inc., an Ontario corporation (and together with its affiliates (as defined in the Co-Investment Agreement) and successors, "Onex"), and J2R Corporation, a Delaware corporation (and together with its affiliates (as defined in the Co-Investment Agreement) and successors, "J2R"), as amended from time to time.

            "Disposition Value" of any share of any Loss Investment means an amount equal to (a) the amount realized on disposition of such share in connection with the disposition by Onex of the Onex Loss Investment Stock of the issuer of such share or (b) if no amount is realized on such share in connection with such disposition, the fair market value (as determined in good faith by the Board of Directors of the Corporation) of such share on its Loss Investment Date. The Disposition Value of any share shall not exceed its Unpaid Yield and Unreturned Original Cost.

            "J2R Loss Investment Stock" means any common stock originally issued by any Loss Investment to J2R or its Affiliates that has rights and preferences substantially similar to those of the Class C Common.

            "J2R PLI Stock" means any common stock originally issued by any Potential Loss Investment to J2R or its Affiliates that has rights and preferences substantially similar to those of the Class C Common.

            "Loss Investment" means any Portfolio Company designated as a Loss Investment by Onex in accordance with the terms set forth in the Co-Investment Agreement.

            "Loss Investment Date" as to any share of common stock means the date on which the issuer of such share is designated as a Loss investment by Onex, in accordance with the terms set forth in the Co-Investment Agreement.

            "Loss Investment Stock" means any Onex Loss Investment Stock or J2R Loss Investment Stock.

            "Onex Loss Investment Stock" means any common stock originally issued by any Loss Investment to Onex or its Affiliates that has rights and preferences substantially similar to those of the Class B Common.

            "Onex PLI Stock" means any common stock originally issued by any Potential Loss Investment to Onex or its Affiliates that has rights and preferences substantially similar to those of the Class B Common.

            "Original Cost" of any share of any class of common stock of any Portfolio Company as of any particular date will be equal to the amount of cash originally paid for such shares when they were issued.

            "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a limited liability company and a governmental entity or any department, agency or political subdivision thereof.

            "Portfolio Company" means a Person that has issued Securities that were originally owned by Onex or its Affiliates and J2R or its Affiliates pursuant to the Co-Investment Agreement.

            "Potential Loss Investment" means any Portfolio Company designated as a Potential Loss Investment by Onex in accordance with the terms set forth in the Co-Investment Agreement.

            "PLI Stock" means any Onex PLI Stock or J2R PLI Stock.

            "Securities" shall mean "securities" as defined in section 2(1) of the Securities Act of 1933, as amended.

            "Shortfall" means an amount equal to the difference between (a) the aggregate fair market value of PLI Stock as determined in accordance with the Co-Investment Agreement and (b) the sum of (i) the Unreturned Original Cost of such stock and (ii) the Unpaid Yield on such stock.

            "Subsidiary" shall mean with respect to any Person, any corporation of which the shares of stock having a majority of the general voting power in electing the board of directors are, at the time as of which any determination in being made, owned by such Person either directly or indirectly through Subsidiaries.

            "Unpaid Yield" of any share of common stock of any Portfolio Company means an amount equal to the excess, if any, of (a) the aggregate Yield accrued and accumulated on such share over (b) the aggregate amount of distributions made by all Portfolio Companies that are designated (according to the distributing Portfolio Company's Certificate of Incorporation) as payment of Yield on such share. In no event shall any amount paid to a stockholder in exchange for or with respect to the stock of a Portfolio Company be treated as payment of Unpaid Yield (other than a distribution made by such Portfolio Company or a distribution made by another Portfolio Company with respect to the stock of such Portfolio Company).

            "Unreturned Original Cost" of any share of common stock of any Portfolio Company means an amount equal to the excess, if any, of (a) the Original Cost of such share over (b) the aggregate amount of distributions made by all Portfolio Companies that are designated (according to the distributing Portfolio Company's Certificate of Incorporation) as a return of Original Cost of such share, In no event shall any amount paid to a stockholder in exchange for or with respect to the stock of a Portfolio Company be treated as payment of Unreturned Original Cost (other than a distribution made by such Portfolio Company or by another Portfolio Company with respect to the stock of such Portfolio Company).

            "Yield" means a yield on each share of common stock of any Portfolio Company that will accrue and accumulate at the rate of 20.0% per annum of the Unreturned Original Cost thereof, which yield shall accumulate and compound if not paid at least annually; provided however, that the Yield on any share shall cease accruing, accumulating and compounding on the Loss Investment Date of such share. In computing the amount of Yield accrued in respect of a fractional year, such amount shall be computed on the basis of a 365 day year and actual number of days elapsed.

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:00 PM 10/28/1998
   981416578 - 2802802

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION

                                       OF

                                TRIM SYSTEMS, INC

                                    * * * *

         Adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

                                    * * * *

            John C. Read, being the Chief Executive Officer of Trim Systems, Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

            FIRST: The Board of Directors of the Corporation adopted the resolution set forth below proposing an amendment to the Certificate of Incorporation of the Corporation (the "Amendment") and directed that the Amendment be submitted to the holders of the issued and outstanding shares of Common Stock of the Corporation entitled to vote thereon for their consideration and approval:

            RESOLVED, that the Certificate of Incorporation of the Corporation be, and hereby is, amended in accordance with Section 242 of the General Corporation Law of the State of Delaware by replacing the first two paragraphs of ARTICLE FOUR in respect of the authorized capital stock of the Corporation and substituting therefore the paragraphs as set forth on Exhibit A attached hereto and made a part hereof; it being understood that Sections I and II of ARTICLE FOUR shall be unaffected by this amendment.

            SECOND: The Amendment was duly adopted in accordance with Section 228 and Section 242 of the General Corporation Law of the State of Delaware by the sole holders of the issued and outstanding shares of the Common Stock of the Corporation entitled to vote thereon.

            IN WITNESS WHEREOF, the undersigned does hereby certify under penalties of perjury that this Certificate of Amendment to the Certificate of Incorporation of the Corporation is the act and deed of the undersigned and the facts stated herein are true and accordingly has hereunto set his hand this 28th day of October, 1998.

                                            TRIM SYSTEMS, INC.,
                                            a Delaware corporation

                                            By: /s/ John C. Read
                                                --------------------------------
                                                John C. Read
                                                Chief Executive Officer

                                    EXHIBIT A

                                  ARTICLE FOUR

            The total number of shares of stock which the Corporation has authority to issue is 950,000 consisting of:

            (i) 400,000 shares of Class A-1 Common Stock, par value $0.01 per share (the "Class A-1 Common");

            (ii) 150,000 shares of Class A-2 Common Stock, par value $0.01 per share (the "Class A-2 Common");

            (iii) 300,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common"); and

            (i) 100,000 shares of Class C Common Stock, par value $0.01 per share (the "Class C Common")

            The Class A-1 Common and Class A-2 Common are referred to collectively as the "Class A Common" and the Class A-1 Common, Class A-2 Common, Class B Common and Class C Common and any other common stock issued hereafter are referred to collectively as the "Common Stock." Capitalized terms used but not otherwise defined in this Article Four are defined in Section II.

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 05/24/2001
                                                          010250522 - 2802802

                            CERTIFICATE OF CORRECTION
                                       TO
                           CERTIFICATE OF AMENDMENT TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                               TRIM SYSTEMS, INC.

                                    * * * *

                    Adopted in accordance with the provisions
                of Section 103 (f) of the General Corporation Law
                            of the State of Delaware

                                    * * * *

            Carl E. Nelson, Being The Vice President of Trim Systems, Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

            FIRST: The name of the corporation is Trim Systems, Inc, (the "Corporation").

            SECOND: The Certificate of Amendment to the Certificate of Incorporation of the Corporation which was filed with the Secretary of State of Delaware on October 28,1998 is hereby corrected.

            THIRD: The defect to be corrected in the Certificate of Incorporation is as follows:

                                  ARTICLE FOUR

            The total number of shares of stock which the Corporation has authority to issue is 950,000 consisting of;

            (i) 400,000 shares of Class A-1 Common Stock, par value $0.01 per share (the "Class A-1 Common");

            (ii) 150,000 shares of Class A-2 Common Stock, par value $0.01 per share (the "Class A-2 Common");

            (iii) 300,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common"); and

            (i) 100,000 shares of Class C Common Stock, par value $0.01 per share (the "Class C Common")

            The Class A-l Common and Class A-2 Common are referred to collectively as the "Class A Common" and the Class A-l Common, Class A-2 Common, Class B Common and Class C Common and any other common stock issued hereafter are referred to collectively as the "Common Stock." Capitalized terms used but not otherwise defined in this Article Four are defined in Section II.

            FOURTH: Article Four of the Certificate of Incorporation of the Corporation, in its corrected form, shall read as follows:

                                  ARTICLE FOUR

            The total number of shares of stock which the Corporation has authority to issue is 980,000 consisting of:

            (i) 400,000 shares of Class A-1 Common Stock, par value $0.01 per share (the "Class A-1 Common");

            (ii) 150,000 shares of Class A-2 Common Stock, par value $0.01 per share (the "Class A-2 Common");

            (iii) 330,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common"); and

            (i) 100,000 shares of Class C Common Stock, par value $0.01 per share (the "Class C Common")

            The Class A-1 Common and Class A-2 Common are referred to collectively as the "Class A Common* and the Class A-1 Common, Class A-2 Common, Class B Common and Class C Common and any other common stock issued hereafter are referred to collectively as the "Common Stock." Capitalized terms used but not otherwise defined in this Article Four are defined in Section II.

      IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer hereinabove named, for the purpose of correcting the Certificate of Amendment to the Certificate of Incorporation of the Corporation pursuant to the General Corporation Law of the State of Delaware, under penalties of perjury does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein, are true, and accordingly has hereunto signed this Certificate Correction to the Certificate of Incorporation this 24th day of May, 2001.

                                             By: /s/ Carl E. Nelson
                                                 ------------------
                                             Its: Vice President

             CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                            AND OF REGISTERED AGENT

It is hereby certified that:

            1. The name of the corporation (hereinafter called the "Corporation") is Trim Systems, Inc.

            2. The registered office of the Corporation within the State of Delaware is hereby changed to 9 East Loockerman Street, Suite 1B, City of Dover 19901, County of Kent.

            3. The registered agent of the Corporation within the State of Delaware is hereby changed to National Registered Agents, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

            4. The Corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on 8/19/03

/s/ Chad Utrup
-------------------------
Chad Utrup, VP of Finance

                                                         State of Dalaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 08:30 AM 08/29/2003
                                                     FILED 08:30 AM 08/29/2003
                                                   SRV 030562575 - 2802802 FILE

                                                          State of Delaware
                                                         Secretary of State
                                                      Division of Corporations
                                                   Delivered 02:09 PM 05/20/2004
                                                     FILED 02:09 PM 05/20/2004
                                                    SRV 040372671 - 2802802 FILE

                            CERTIFICATE OF CORRECTION
                                       TO

                          CERTIFICATE OF CORRECTION TO
                          CERTIFICATE OF AMENDMENT TO

                          CERTIFICATE OF INCORPORATION
                                       OF
                               TRIM SYSTEMS, INC.

                                     * * * *

                    Adopted in accordance with the provisions
                of Section 103 (f) of the General Corporation Law
                            of the State of Delaware

                                     * * * *

            Carl Nelson, being a Vice President of Trim Systems, Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

            FIRST: The name of the corporation is Trim Systems, Inc. (the "Corporation").

            SECOND: The Certificate of Correction to the Certificate Amendment to the Certificate of Incorporation of the Corporation which was filed with the Secretary of State of Delaware on May 24, 2001 is hereby corrected.

            THIRD: The number of authorized shares was set forth incorrectly in Article Third of the Certificate of Correction. The defect to be corrected in the Certificate of Correction to the Certificate of Amendment to the Certificate of Incorporation is as follows:

            THIRD: The defect to be corrected in the Certificate of Incorporation is as follows:

                                  ARTICLE FOUR

                  The total number of shares of stock which the Corporation has authority to issue is 980,000 consisting of:

            (i) 400,000 shares of Class A-1 Common Stock, par value $0.01 per share (the "Class A-1 Common");

            (ii) 150,000 shares of Class A-2 Common Stock, par value $0.01 per share (the "Class A-2 Common");

            (iii) 330,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common");

            (iv) 100,000 shares of Class C Common Stock, par value $0.01 per share (the "Class C Common");

                  The Class A-1 Common and Class A-2 Common are referred to collectively as the "Class A Common" and the Class A-1 Common, Class A-2 Common, Class B Common and Class C Common and any other common stock issued hereafter are referred to collectively as the "Common Stock". Capitalized terms used but not otherwise defined in this Article Four are defined in Section II.

            FOURTH: Article Third of the Certificate of Correction to the Certificate of Amendment to the Certificate of Incorporation of the Corporation, in its corrected form, shall read as follows:

            THIRD: The defect to be corrected in the Certificate of Incorporation is as follows:

                                  ARTICLE FOUR

                  The total number of shares of stock which the Corporation has authority to issue is 1,100,000 consisting of:

            (i) 400,000 shares of Class A-1 Common Stock, par value $0.01 per share (the "Class A-l Common");

            (ii) 150,000 shares of Class A-2 Common Stock, par value $0.01 per share (the "Class A-2 Common");

            (iii) 450,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common");

            (iv) 100,000 shares of Class C Common Stock, par value $0.01 per share (the "Class C Common");

                  The Class A-1 Common and Class A-2 Common are referred to collectively as the "Class A Common" and the Class A-l Common, Class A-2 Common, Class B Common and Class C Common and any other common stock issued hereafter are referred to collectively as the "Common Stock." Capitalized terms used but not otherwise defined in this Article Four are defined in Section II.

            IN WITNESS WHEREOF, the undersigned, being officer hereinabove named, for the purpose of correcting the Certificate of Correction to the Certificate of Amendment to the Certificate of Incorporation of the Corporation pursuant to the General Corporation Law of the State of Delaware, under penalties of perjury does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has hereunto signed this Certificate of Correction to the Certificate of Incorporation this 19th day of May, 2004.

                                         By: /s/ Carl E. Nelson
                                             ------------------------------
                                             Carl E. Nelson, Vice President

                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 11:02 AM 08/02/2004
                                                     FILED 11:02 AM 08/02/2004
                                                   SRV 040562607 - 2802802 FILE

                              CERTIFICATE OF MERGER

                                       OF

                                 TRIM MERGER CO.
                            (a Delaware corporation)

                                  WITH AND INTO

                               TRIM SYSTEMS, INC.
                            (a Delaware corporation)

                                   **********
             In accordance with the provisions of Section 251 of the
                         General Corporation Law of the
                                State of Delaware
                                   **********

            Trim Systems, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of Delaware (the "Corporation"), desiring to merge Trim Merger Co., a Delaware corporation, with and into itself, pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

            FIRST: The name and state of incorporation of each constituent corporation of the merger (the "Merger") are as follows:

      NAME                    STATE OF INCORPORATION
------------------            ----------------------
Trim Merger Co.                     Delaware

Trim Systems, Inc.                  Delaware

            SECOND: An Agreement and Plan of Merger (the "Merger Agreement") has been approved, adopted, certified, executed and acknowledged by each constituent corporation, in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

            THIRD: The name of the surviving corporation of the Merger is Trim Systems, Inc. (the "Surviving Corporation").

            FOURTH: Anything herein or elsewhere to the contrary notwithstanding, the Merger Agreement may be amended or terminated and abandoned by the Boards of Directors of the constituent corporations at any time prior to the date of filing the Certificate of Merger with the Secretary of State of the State of Delaware.

            FIFTH: An executed copy of the Merger Agreement is on file at the principal place of business of the Surviving Corporation, c/o Hidden Creek Industries, 4508 IDS Center, Minneapolis, MN 55402, and a copy of the Merger Agreement will be furnished by the Surviving Corporation, upon request and without cost, to any stockholder of any constituent corporation.

            SIXTH: The Merger shall be effective immediately upon filing.

                                   * * * * *

            IN WITNESS WHEREOF, the undersigned, for the purpose of effectuating the Merger of the constituent corporations, pursuant to the General Corporation Law of the State of Delaware, under penalties of perjury does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true and accordingly has hereunto signed this Certificate of Merger this 2nd day of August, 2004.

                                          Trim Systems, Inc.,
                                          a Delaware corporation

                                          By: /s/ Carl E. Nelson
                                              -------------------

                                          Its: Vice President

                                      -3-